UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007

The Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

409 Silverside Road

Wilmington, DE 19809

(Address of principal executive offices, including zip code)

302-385-5000

(Registrant’s telephone number, including area code)

405 Silverside Road

Wilmington, DE 19809

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Bancorp, Inc. (the “Company”) hereby amends this Current Report on Form 8-K, which was initially filed on December 6, 2007, and previously amended on February 15, 2008.

In connection with the Company’s acquisition of Stored Value Solutions (“SVS”), a division of Marshall Bank First, a South Dakota banking corporation, the Company re-evaluated its previous determination that such acquisition resulted in a requirement that the Company file SVS financial statements pursuant to Rule 3-05(b) of Regulation S-X of the Securities and Exchange Commission. The Company has concluded that the financial statements previously provided in Item 9.01 of the Current Report on Form 8-K/A, filed on February 15, 2008, were not required because SVS did not equal or exceed the asset or income tests under Rule 1-02(w) of Regulation S-X at the 20% level.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bancorp, Inc.

Date: November 17, 2008	By:	/s/ Martin F. Egan
Martin F. Egan
Chief Financial Officer, Senior Vice President and Secretary